UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_____________________

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 18, 2016
Preferred Apartment Communities, Inc.
(Exact Name of Registrant as Specified in its Charter)

Maryland	001-34995	27-1712193
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3284 Northside Parkway NW, Suite 150, Atlanta, Georgia	30327
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (770) 818-4100

(Former name or former address, if changed since last report)
_____________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01    Other Events.

Preferred Apartment Communities, Inc. (the "Company") acquired the following properties that are individually insignificant but that are significant in the aggregate:

On January 15, 2016, PAC Crosstown Walk, LLC completed the acquisition of a fee simple interest in a 342-unit multifamily community in Tampa, Florida ("Crosstown Walk") from an unrelated third party.

On February 1, 2016, PAC Overton Rise, LLC completed the acquisition of a fee simple interest in a 294-unit multifamily community in Atlanta, Georgia ("Overton Rise") from an unrelated third party.

Each of the purchasing entities are indirect, wholly owned subsidiaries of Preferred Apartment Communities Operating Partnership, L.P. ("PAC-OP"). The Company is the general partner of, and as of September 30, 2016 was the owner of an approximate 96.5% interest in, PAC-OP.

The aggregate purchase price paid for the above-described property acquisitions (the "Acquired Properties") was approximately $106.9 million, exclusive of acquisition-related and financing-related transaction costs.

This Current Report on Form 8-K is filed to provide certain financial information related to the Acquired Properties.

Item 9.01    Financial Statements and Exhibits

(a)	Financial Statements of Businesses Acquired.

i) Crosstown Walk	F-1
Independent Auditor's Report	F-2
Iris Crosstown Apartments, LLC Statement of Revenues and Certain Expenses for the year ended December 31, 2015	F-3
Notes to Iris Crosstown Apartments, LLC Statement of Revenues and Certain Expenses	F-4
ii) Overton Rise	F-6
Independent Auditor's Report	F-7
Newport Overton, LLC Statement of Revenues and Certain Expenses for the year ended December 31, 2015	F-8
Notes to Newport Overton, LLC Statement of Revenue and Certain Expenses	F-9

(b)	Pro Forma Financial Information.

Unaudited Pro Forma Condensed Consolidated Financial Statements	F-11
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2016	F-12
Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015	F-13
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements	F-14

(c)    Exhibits

23.1    Consent of Moore, Colson & Company, P.C.

IRIS CROSSTOWN APARTMENTS, LLC
STATEMENT OF REVENUES AND CERTAIN EXPENSES

WITH INDEPENDENT AUDITOR’S REPORT
FOR THE YEAR ENDED DECEMBER 31, 2015

INDEPENDENT AUDITOR’S REPORT

To the Board of Directors and Stockholders of
Preferred Apartment Communities, Inc.
Atlanta, Georgia

We have audited the accompanying statement of revenues and certain expenses of the Iris Crosstown Apartments, LLC for the year ended December 31, 2015, and the related notes to the statement of revenues and certain expenses.
Management’s Responsibility for the Statement of Revenues and Certain Expenses
Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Iris Crosstown Apartments, LLC’s statement of revenues and certain expenses for the year ended December 31, 2015, in accordance with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the statement of revenues and certain expenses, which describes that the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations under Rule 3-14 of Regulation S-X of the Securities and Exchange Commission (for inclusion in the Form 8-K of Preferred Apartment Communities, Inc.) and is not intended to be a complete presentation of Iris Crosstown Apartments, LLC’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Moore, Colson & Company, P.C.

Marietta, Georgia
November 18, 2016

Iris Crosstown Apartments, LLC
Statement of Revenues and Certain Expenses for the year ended December 31, 2015

REVENUES:
Rental revenue	$4,497,336
Other income	180,256

TOTAL REVENUES	4,677,592

CERTAIN EXPENSES:
Salaries and employee benefits	499,476
Repairs and maintenance	275,584
Utilities	94,921
Property management fees	145,886
Real estate taxes	633,979
Property insurance	113,870
Miscellaneous operating expenses	195,721

TOTAL CERTAIN EXPENSES	1,959,437

REVENUES IN EXCESS OF CERTAIN EXPENSES	$2,718,155

See accompanying Notes to Statement of Revenues and Certain Expenses.

IRIS CROSSTOWN APARTMENTS, LLC
NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2015

1.    DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED
Preferred Apartment Communities, Inc. (the “Company”) was formed as a Maryland corporation on September 18, 2009, and has elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, effective with its tax year ended December 31, 2011. The Company was formed primarily to acquire and operate multifamily property in select targeted markets throughout the United States. The Company is a majority owner in Preferred Apartment Communities Operating Partnership, L.P., which acquired a 342‑unit multifamily community located in Tampa, Florida (“Crosstown Walk” or the “Property”) from Iris Crosstown Apartments, LLC, an unaffiliated third party (the “Seller”) on January 15, 2016. In partial support of the development of Crosstown Walk, the Company had extended a real estate investment loan of $10,962,000 to the Seller, which was repaid at the date of the closing of the sale of the Property. The accompanying Statement of Revenues and Certain Expenses for the year ended December 31, 2015 of Crosstown Walk represents revenues and results of operations for the period preceding the acquisition of Crosstown Walk by the Company. Prior to January 15, 2016, the Seller was responsible for the accounting and management decisions of Crosstown Walk.

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.    Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, is not representative of the actual results of operations of the Property, due to the exclusion of the following which may not be comparable to the proposed future operations of Crosstown Walk:

•	Depreciation expense

•	Interest expense, including amortization of mortgage loan origination costs

•	Capital expenditures

•	Other miscellaneous expenses not directly related to the proposed future operations of the Property.

Except as noted above and for the subsequent lease up activity related to Crosstown Walk, management is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the Statement of Revenues and Certain Expenses have been included.

B.    Use of Estimates

The preparation of the Statement of Revenues and Certain Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses. Actual results could differ from those estimates.
C.    Revenue Recognition
The Property is leased under operating leases with terms generally of one year or less. Rental revenue for residential leases, which include periods of free rent and/or scheduled increases in rental rates over the term of the lease, are recognized on a straight‑line basis.
D.    Operating Expenses
Operating expenses represent the direct expenses of operating the Property and consist primarily of

IRIS CROSSTOWN APARTMENTS, LLC
NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2015

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)
salaries and employee benefits, repairs and maintenance, utilities, management fees, real estate taxes, property insurance and other miscellaneous operating expenses that are expected to continue in the proposed future operations of the Property.
E.    Advertising costs
Advertising costs are expensed when incurred. Advertising costs for the year ended December 31, 2015 totaled $96,500 and are included in miscellaneous operating expenses.
F.    Subsequent Events
The Company has evaluated events through November 18, 2016, the date the Statement of Revenues and Certain Expenses was available to be issued and concluded that no subsequent events have occurred that would require recognition in the Statement of Revenues and Certain Expenses or disclosure in the Notes to the Statement of Revenues and Certain Expenses.

3.    COMMITMENTS AND CONTINGENCIES

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor to management's knowledge is any material litigation currently threatened against the Property other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

4.    MANAGEMENT AGREEMENT

During the period prior to the acquisition of Crosstown Walk by the Company, a property management fee was charged based on the greater of a fixed minimum monthly dollar amount of $25 per leased unit, or 3.25% of gross rental income. For the year ended December 31, 2015, property management fees of $145,886 were charged to operations. Following the acquisition of Crosstown Walk, a property management fee of 4% of gross monthly income is paid to Preferred Apartment Advisors, LLC, (the “Manager”) a related party of the Company.

5.    CONCENTRATION OF RISK

Crosstown Walk is located in Tampa, Florida. The Company’s concentration of assets in this city is subject not only to the risks of real property ownership but also local and national economic growth trends.

NEWPORT OVERTON, LLC
STATEMENT OF REVENUES AND CERTAIN EXPENSES

WITH INDEPENDENT AUDITOR’S REPORT
FOR THE YEAR ENDED DECEMBER 31, 2015

INDEPENDENT AUDITOR’S REPORT
To the Board of Directors and Stockholders of Preferred Apartment Communities, Inc.
Atlanta, Georgia
We have audited the accompanying statement of revenues and certain expenses of Newport Overton, LLC for the year ended December 31, 2015, and the related notes to the statement of revenues and certain expenses.
Management’s Responsibility for the Statement of Revenues and Certain Expenses
Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in conformity with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that are free from material misstatement, whether due to fraud or error.
Auditor’s Responsibility
Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenues and certain expenses.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.
Opinion
In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the revenues and certain expenses described in Note 2 of the Newport Overton, LLC’s statement of revenues and certain expenses for the year ended December 31, 2015, in conformity with U.S. generally accepted accounting principles.
Emphasis of Matter
We draw attention to Note 2 to the statement of revenues and certain expenses, which describes that the accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission and is not intended to be a complete presentation of Newport Overton, LLC’s revenues and expenses. Our opinion is not modified with respect to this matter.

/s/ Moore, Colson & Company, P.C.

Marietta, Georgia
November 18, 2016

Newport Overton, LLC
Statement of Revenues and Certain Expenses For the year ended December 31, 2015

REVENUES:
Rental revenue	$2,871,139
Other income	223,989

TOTAL REVENUES	3,095,128

CERTAIN EXPENSES:
Salaries and employee benefits	416,221
Repairs and maintenance	101,533
Utilities	90,895
Property management fees	119,992
Real estate taxes	565,751
Property insurance	63,697
Miscellaneous operating expenses	276,503

TOTAL CERTAIN EXPENSES	1,634,592

REVENUES IN EXCESS OF CERTAIN EXPENSES	$1,460,536

See accompanying notes to Statement of Revenue and Certain Expenses.

NEWPORT OVERTON, LLC
NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2015

1.	DESCRIPTION OF REAL ESTATE PROPERTY ACQUIRED

Preferred Apartment Communities, Inc. (the “Company”) was formed as a Maryland corporation on September 18, 2009, and has elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, effective with its tax year ended December 31, 2011. The Company was formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States. The Company is a majority owner in Preferred Apartment Communities Operating Partnership, L.P., which acquired a 294-unit multifamily community located in Atlanta, Georgia (“Overton Rise”, or the "Property") from Newport Overton, LLC, an unaffiliated third party (the “Seller”) on February 1, 2016. In partial support of the development of Overton Rise, the Company had extended a real estate investment loan of $16.6 million to the Seller, which was repaid at the date of the closing of the sale of the property. The accompanying Statement of Revenues and Certain Expenses for the year ended December 31, 2015 of Overton Rise represents revenues and results of operations for the period preceding the acquisition of Overton Rise by the Company. Prior to February 1, 2016, the Seller was responsible for the accounting and management decisions of Overton Rise.

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

A.Basis of Presentation

The accompanying Statement of Revenues and Certain Expenses has been prepared for the purpose of complying with Rule 3-14 of Regulation S-X promulgated under the Securities Act of 1933, as amended, and accordingly, is not representative of the actual results of operations of the Property, due to the exclusion of the following which may not be comparable to the proposed future operations of Overton Rise:

•	Depreciation expense

•	Interest expense, including amortization of mortgage loan origination costs

•	Capital expenditures

•	Other miscellaneous expenses not directly related to the proposed future operations of the Property.

Except as noted above and for the subsequent lease up activity related to Overton Rise, management is not aware of any material factors relating to the Property that would cause the reported financial information not to be indicative of future operating results. In the opinion of management, all adjustments (consisting solely of normal recurring adjustments) necessary for the fair presentation of the Statement of Revenues and Certain Expenses have been included.

B.    Use of Estimates

The preparation of the Statement of Revenues and Certain Expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses. Actual results could differ from those estimates.
C.    Revenue Recognition

Residential properties are leased under operating leases with terms generally of one year or less. Rental revenues for residential leases, which include period of free rent and/or scheduled increases in rental rates over the term of the lease, are recognized on a straight‑line basis.

NEWPORT OVERTON, LLC
NOTES TO THE STATEMENT OF REVENUE AND CERTAIN EXPENSES
FOR THE YEAR ENDED DECEMBER 31, 2015

SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

D.    Operating Expenses

Operating expenses represent the direct expenses of operating the Property and consist primarily of salaries and employee benefits, repairs and maintenance, utilities, management fees, real estate taxes, property insurance and other miscellaneous operating expenses that are expected to continue in the proposed future operations of the Property.
E.    Advertising costs
Advertising costs are expensed when incurred. Advertising costs for the year ended December 31, 2015 totaled $147,441 and are included in miscellaneous operating expenses.
F.    Subsequent Events
The Company has evaluated events through November 18, 2016, the date the Statement of Revenues and Certain Expenses was available to be issued and concluded that no subsequent events have occurred that would require recognition in the Statement of Revenues and Certain Expenses or disclosure in the Notes to the Statement of Revenues and Certain Expenses.

3.	COMMITMENTS AND CONTINGENCIES

Liabilities for loss contingencies arising from claims, assessments, litigation, fines, penalties and other sources are recorded when it is probable that a liability has been incurred and the amount of the assessment can be reasonably estimated. Legal costs incurred in connection with loss contingencies are expensed as incurred. There is no material litigation nor to management's knowledge is any material litigation currently threatened against the Property other than routine litigation, claims and administrative proceedings arising in the ordinary course of business.

4.	MANAGEMENT AGREEMENT

During the period prior to the acquisition of Overton Rise by the Company, a property management fee was charged based on the greater of a fixed minimum monthly dollar amount of $25 per leased unit, or 3.25% of gross rental income. For the year ended December 31, 2015, property management fees of $119,992 were charged to operations. Following the acquisition of Overton Rise, a property management fee of 4% of gross monthly income is paid to Preferred Apartment Advisors, LLC, (the “Manager”) a related party of the Company.

5.	CONCENTRATION OF RISK

Overton Rise is located in Atlanta, Georgia. The Company’s concentration of assets in this city is subject not only to the risks of real property ownership but also local and national economic growth trends.

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

The accompanying Unaudited Pro Forma Condensed Consolidated Statements of Operations of the Company are presented for the nine months ended September 30, 2016 and the year ended December 31, 2015 (the "Pro Forma Periods"), and illustrate the estimated effects of the acquisitions of Crosstown Walk and Overton Rise as if they had occurred on January 1, 2015.

The acquisitions of Crosstown Walk and Overton Rise occurred on January 15, 2016 and February 1, 2016 respectively and are reflected in the Company's actual historical balance sheet as of September 30, 2016. An Unaudited Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2016 is therefore not presented.

This unaudited pro forma condensed consolidated financial information is presented for informational purposes only and does not purport to be indicative of the Company's financial results as if the transactions reflected herein had occurred on the date or been in effect during the period indicated. This pro forma condensed consolidated financial information should not be viewed as indicative of the Company's financial results in the future and should be read in conjunction with the Company's financial statements as filed on Form 10-K for the year ended December 31, 2015 and on Form 10-Q for the interim period ended September 30, 2016.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
for the Nine Months Ended September 30, 2016

	PAC REIT Historical (See note 1)	Acquired Crosstown Walk (See note 1)	Acquired Overton Rise (See note 1)	Other Pro Forma Adjustments (See note 1)		PAC REIT Pro Forma
Revenues:
Rental revenues	$96,541,544	$184,317	$117,670	$—		$96,843,531
Other property revenues	13,290,330	7,388	9,180	—		13,306,898
Interest income on loans and notes receivable	20,984,625	—	—	—		20,984,625
Interest income from related parties	10,310,563	—	—	—		10,310,563
Total revenues	141,127,062	191,705	126,850	—		141,445,617

Operating expenses:
Property operating and maintenance	13,883,133	15,185	7,886	—		13,906,204
Property salary and benefits reimbursement to
related party	7,688,470	20,470	17,058	—		7,725,998
Property management fees	4,308,841	5,979	4,918	1,846	AA	4,321,584
Real estate taxes	15,457,134	25,983	23,187	—		15,506,304
General and administrative	3,255,728	8,021	11,332	—		3,275,081
Equity compensation to directors and
executives	1,867,706	—	—	—		1,867,706
Depreciation and amortization	54,981,064	—	—	(2,277,977)	BB	52,703,087
Acquisition and pursuit costs	6,179,442	—	—	(436,363)	CC	5,743,079
Acquisition fees to related parties	706,422	—	—	—		706,422
Asset management fees to related party	9,484,161	—	—	39,966	DD	9,524,127
Insurance, professional fees and other expenses	4,216,838	4,667	2,611	—		4,224,116
Total operating expenses	122,028,939	80,305	66,992	(2,672,528)		119,503,708
Contingent asset management and general and
administrative expense fees	(1,458,245)	—	—	—		(1,458,245)

Net operating expenses	120,570,694	80,305	66,992	(2,672,528)		118,045,463

Operating income	20,556,368	111,400	59,858	2,672,528		23,400,154
Interest expense	30,688,505	—	—	286,305	EE	30,974,810

Net (loss) income before gain on real estate	(10,132,137)	111,400	59,858	2,386,223		(7,574,656)
Gain on real estate	4,271,506	—	—	—		4,271,506
Net (loss) income	(5,860,631)	111,400	59,858	2,386,223		(3,303,150)
Consolidated net loss attributable to
non-controlling interests	175,045	—	—	(88,745)	FF	86,300

Net (loss) income attributable to the Company	(5,685,586)	111,400	59,858	2,297,478		(3,216,850)

Dividends declared to Series A preferred
stockholders	(28,341,723)	—	—	—		(28,341,723)
Earnings attributable to unvested restricted stock	(12,434)	—	—	—		(12,434)

Net (loss) income attributable to common stockholders	$(34,039,743)	$111,400	$59,858	$2,297,478		$(31,571,007)

Net loss per share of Common Stock available to
common stockholders, basic and diluted	$(1.45)					$(1.34)

Weighted average number of shares of Common
Stock outstanding, basic and diluted	23,552,951					23,552,951

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Preferred Apartment Communities, Inc.
Unaudited Pro Forma Condensed Consolidated Statement of Operations
For the Year Ended December 31, 2015

	PAC REIT Historical (See note 1)	Acquired Crosstown Walk (See note 1)	Acquired Overton Rise (See note 1)	Other Pro Forma Adjustments (See note 1)		PAC REIT Pro Forma
Revenues:
Rental revenues	$69,128,280	$4,497,336	$2,871,139	$—		$76,496,755
Other property revenues	9,495,522	180,256	223,989	—		9,899,767
Interest income on loans and notes receivable	23,207,610	—	—	—		23,207,610
Interest income from related parties	7,474,100	—	—	—		7,474,100
Total revenues	109,305,512	4,677,592	3,095,128	—		117,078,232

Operating expenses:
Property operating and maintenance	10,878,872	370,505	192,428	—		11,441,805
Property salary and benefits reimbursement to related
party	5,885,242	499,476	416,221	—		6,800,939
Property management fees	3,014,801	145,886	119,992	45,031	AA	3,325,710
Real estate taxes	9,934,412	633,979	565,751	—		11,134,142
General and administrative	2,285,789	195,721	276,503	—		2,758,013
Equity compensation to directors and executives	2,362,453	—	—	—		2,362,453
Depreciation and amortization	38,096,334	—	—	6,534,522	BB	44,630,856
Acquisition and pursuit costs	4,186,092	—	—	—		4,186,092
Acquisition fees to related parties	4,967,671	—	—	—		4,967,671
Asset management fees to related party	7,041,226	—	—	700,441	CC	7,741,667
Insurance, professional fees and other expenses	3,568,356	113,870	63,697	—		3,745,923
Total operating expenses	92,221,248	1,959,437	1,634,592	7,279,994		103,095,271
Asset management and general and administrative
expense fees deferred	(1,805,478)		—	—		(1,805,478)

Net operating expenses	90,415,770	1,959,437	1,634,592	7,279,994		101,289,793

Operating income (loss)	18,889,742	2,718,155	1,460,536	(7,279,994)		15,788,439
Interest expense	21,315,731	—	—	4,344,162	DD	25,659,893

Net (loss) income	(2,425,989)	2,718,155	1,460,536	(11,624,156)		(9,871,454)
Consolidated net loss attributable to
non-controlling interests	25,321	—	—	92,324	EE	117,645

Net (loss) income attributable to the Company	(2,400,668)	2,718,155	1,460,536	(11,531,832)		(9,753,809)

Dividends declared to Series A preferred stockholders	(18,751,934)	—	—	—		(18,751,934)
Earnings attributable to unvested restricted stock	(19,256)	—	—	—		(19,256)

Net (loss) income attributable to common stockholders	$(21,171,858)	$2,718,155	$1,460,536	$(11,531,832)		$(28,524,999)

Net loss per share of Common Stock available to
common stockholders, basic and diluted	$(0.95)					$(1.29)

Weighted average number of shares of Common Stock
outstanding, basic and diluted	22,182,971					22,182,971

The accompanying notes are an integral part of this pro forma condensed consolidated financial statement.

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

1.    Basis of Presentation

Preferred Apartment Communities, Inc. was formed as a Maryland corporation on September 18, 2009, and elected to be taxed as a real estate investment trust, or REIT, under the Internal Revenue Code of 1986, as amended, or the Code, effective with its tax year ended December 31, 2011. Unless the context otherwise requires, references to the "Company", "we", "us", or "our" refer to Preferred Apartment Communities, Inc., together with its consolidated subsidiaries, including Preferred Apartment Communities Operating Partnership, L.P., or the Operating Partnership. The Company was formed primarily to acquire and operate multifamily properties in select targeted markets throughout the United States. As part of its business strategy, the Company may enter into forward purchase contracts or purchase options for to-be-built multifamily communities and may make real estate loans, provide deposit arrangements, or provide performance assurances, as may be necessary or appropriate, in connection with the development of multifamily communities and other properties. As a secondary strategy, the Company also may acquire or originate senior mortgage loans, subordinate loans or real estate loans secured by interests in multifamily properties, membership or partnership interests in multifamily properties and other multifamily related assets and invest not more than 20% of its assets, subject to any temporary increase unanimously approved by its board of directors, in other real estate related investments such as owned grocery-anchored shopping centers, senior mortgage loans, subordinate loans or real estate loans secured by interests in grocery-anchored shopping centers, membership or partnership interests in grocery-anchored shopping centers and other grocery-anchored related assets, as determined by its Manager (as defined below) as appropriate for the Company. The Company is externally managed and advised by Preferred Apartment Advisors, LLC, or its Manager, a Delaware limited liability company and a related party.

On January 15, 2016, the Company acquired Crosstown Walk, a 342-unit multifamily community located in Tampa, Florida ("Crosstown Walk").

On February 1, 2016, the Company acquired Overton Rise, a 294-unit multifamily community located in Atlanta, Georgia ("Overton Rise"). These acquisitions are collectively referred to herein as the "Acquired Properties."

The Acquired Properties were acquired from unrelated third parties, for an aggregate purchase price of approximately $106.9 million, exclusive of acquisition-related and financing-related transaction costs.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine-month period ended September 30, 2016 includes five columns. The first column labeled "PAC REIT Historical" represents the actual results of operations for the nine months ended September 30, 2016 and therefore includes the results of operations for Crosstown Walk and Overton Rise beginning with their dates of acquisition through September 30, 2016. The second and third columns, entitled "Acquired Crosstown Walk" and "Acquired Overton Rise" represent the historical revenues and operating expenses of the assets underlying those properties for the period from January 1, 2016 through the acquisition dates. The fourth column, entitled "Other Pro Forma Adjustments" represents the pro forma adjustments required to reflect the acquired properties as described in note 2. The fifth column, entitled "PAC REIT pro forma" presents the combined pro forma results of operations of the Company for the nine months ended September 30, 2016.

The Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 also includes five columns and follows the same approach described above.

The results presented on the Unaudited Pro Forma Condensed Consolidated Statements of Operations assume these acquisitions closed on January 1, 2015 and present pro forma operating results for the nine months ended September 30, 2016 and the year ended December 31, 2015. These Unaudited Pro Forma Condensed Consolidated Statements of Operations should not be considered indicative of future results.

2.     Adjustments to Unaudited Pro Forma Condensed Consolidated Statements of Operations

The adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the nine months ended September 30, 2016 are as follows:

(AA)    Effective with the purchase of Acquired Properties by the Company, the property management

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

functions were assumed by Preferred Residential Management, an affiliate of the Company and the property management fee was calculated as 4% of monthly gross rental income, as stipulated in the Sixth Amended and Restated Management Agreement (the "Management Agreement"). The pro forma adjustment reflects this additional cost burden on the Acquired Properties' operations.

(BB)    Reflected in the pro forma adjustment is the Company's estimate of the depreciation and amortization charges that would have been incurred by the Acquired Properties. The adjustments utilize a straight-line depreciation method using 50 year remaining useful lives for buildings and five to ten years for acquired furniture, fixtures and equipment. Also included is the amortization of the estimated fair values of the acquired intangible assets for the Acquired Properties, which are also to be amortized over the average remaining lease terms of approximately nine months. The negative adjustment reflects the reversal of intangible asset amortization expense actually recorded during the nine-month period ended September 30, 2016.

(CC)    The Company had recorded due diligence costs related to the Acquired Properties during the nine months ended September 30, 2016 of approximately $436,000. These costs are removed for pro forma purposes.

(DD)    The estimated asset management fee is based on 0.5% of the total value of the Company's assets based on their adjusted cost before reduction for depreciation, amortization, impairment charges and cumulative acquisition costs charged to expense in accordance with GAAP (adjusted cost will include the purchase price, acquisition expenses, capital expenditures and other customarily capitalized costs). In calculating the estimated asset management fee, the Company used the total acquired assets from the Acquired Properties, as adjusted, plus the pro forma loan coordination fees incurred. In addition, a similar adjustment is included for general and administrative expense fees, recorded as 2% of gross revenues of the Acquired Properties for the nine months ended September 30, 2016.

(EE)    Reflected in the pro forma adjustment is the Company's estimate of interest expense on approximately $73.8 million of mortgage debt, the amortization of associated debt issuance costs and pro forma loan coordination fees and interest accrued on the pro forma drawn proceeds of $32 million from the Company's revolving line of credit. The Company obtained a mortgage in the amount of $32.5 million on Crosstown Walk, which matures on February 1, 2023 and accrues interest at a fixed rate of 3.90% per annum, and a mortgage in the amount of $41.3 million on Overton Rise, which matures on August 1, 2026 and accrues interest at a fixed rate of 3.98% per annum. The revolving line of credit bears interest at a rate of 1 Month LIBOR, plus a spread of 325 basis points per annum. If 1 Month LIBOR were to fluctuate upward or downward by 1/8%, it would result in an increase or decrease in interest expense of $30,000 for the pro forma nine-month period ended September 30, 2016.

(FF)      Outstanding Class A Units of the Operating Partnership become entitled to pro-rata distributions of profit and allocations of loss as non-controlling interests of the Operating Partnership. The weighted-average percentage of ownership by the non-controlling interests was approximately 3.27% for the nine months ended September 30, 2016. This adjustment reflects the pro-rata adjustment to the amount of net income (loss) attributable to the non-controlling interests.

The adjustments to the Unaudited Pro Forma Condensed Consolidated Statement of Operations for the year ended December 31, 2015 are as follows:

(AA)    Effective with the purchase of Acquired Properties by the Company, the property management functions were assumed by Preferred Residential Management, an affiliate of the Company and the property management fee was calculated as 4% of monthly gross rental income, as stipulated in the Management Agreement. The pro forma adjustment reflects this additional cost burden on the Acquired Properties' operations.

(BB)    Reflected in the pro forma adjustment is the Company's estimate of the depreciation and amortization charges that would have been incurred by the Acquired Properties. The adjustments utilize a straight-line depreciation method using 50 year remaining useful lives for buildings and five to ten years for acquired

Preferred Apartment Communities, Inc.
Notes to Unaudited Pro Forma Condensed Consolidated Financial Statements

furniture, fixtures and equipment. Also included is the amortization of the estimated fair values of the acquired intangible assets for the Acquired Properties, which are also to be amortized over the average remaining lease terms of approximately nine months.

(CC)    The estimated asset management fee is based on 0.5% of the total value of the Company's assets based on their adjusted cost before reduction for depreciation, amortization, impairment charges and cumulative acquisition costs charged to expense in accordance with GAAP (adjusted cost will include the purchase price, acquisition expenses, capital expenditures and other customarily capitalized costs). In calculating the estimated asset management fee, the Company used the total acquired assets from the Acquired Properties, as adjusted, plus the pro forma loan coordination fees incurred. In addition, a similar adjustment is included for general and administrative expense fees, recorded as 2% of gross revenues of the Acquired Properties for the year ended December 31, 2015.

 (DD)    Reflected in the pro forma adjustment is the Company's estimate of interest expense on approximately $73.8 million of mortgage debt, the amortization of associated debt issuance costs and pro forma loan coordination fees and interest accrued on the pro forma drawn proceeds of $32 million from the Company's revolving line of credit. The Company obtained a mortgage in the amount of $32.5 million on Crosstown Walk, which matures on February 1, 2023 and accrues interest at a fixed rate of 3.90% per annum, and a mortgage in the amount of $41.3 million on Overton Rise, which matures on August 1, 2026 and accrues interest at a fixed rate of 3.98% per annum. The revolving line of credit bears interest at a rate of 1 Month LIBOR, plus a spread of 325 basis points per annum. If 1 Month LIBOR were to fluctuate upward or downward by 1/8%, it would result in an increase or decrease in interest expense of $40,000 for the pro forma twelve-month period ended December 31, 2015.

(EE)      Outstanding Class A Units of the Operating Partnership become entitled to pro-rata distributions of profit and allocations of loss as non-controlling interests of the Operating Partnership. The weighted-average percentage of ownership by the non-controlling interests was approximately 1.24% for the twelve months ended December 31, 2015. This adjustment reflects the pro-rata adjustment to the amount of net income (loss) attributable to the non-controlling interests.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREFERRED APARTMENT COMMUNITIES, INC. (Registrant)

Date: November 18, 2016	By:	/s/ Jeffrey R. Sprain
Jeffrey R. Sprain
General Counsel and Secretary